UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2005

Columbia Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-24302	52-1545782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7168 Columbia Gateway Drive, Columbia, Maryland	21046
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 423-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Section 2.  Financial Information

Item 2.02.  Results of Operations and Financial Condition

          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”:

          On January 27, 2005, Columbia Bancorp issued a press release reporting fourth quarter and year-end 2004 financial results.  The press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

          (a)     Not applicable

          (b)     Not applicable

          (c)     Exhibits

Exhibit	Description

99.1	Press Release issued January 27, 2005, filed herewith.

(Signature on following page.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANCORP

/s/ JAMES P. RADICK

	Name:	James P. Radick
	Title:	Chief Financial Officer

Date: January 27, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 27, 2005.